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EXHIBIT 10.2

                   AMENDED AND RESTATED REVOLVING CREDIT NOTE

$15,000,000.00                                    Baltimore, Maryland
                                                  September 30, 1999


FOR VALUE RECEIVED, TESSCO TECHNOLOGIES INCORPORATED, a corporation organized and existing under the laws of the State of Delaware, TESSCO COMMUNICATIONS INCORPORATED, a corporation organized under the laws of the State of Delaware, TESSCO INCORPORATED, a corporation organized under the laws of the State of Delaware, TESSCO FINANCIAL CORPORATION, a corporation organized under the laws of the State of Delaware, NATIONAL AIRTIME CORPORATION, a corporation organized under the laws of the State of Delaware, WIRELESS SOLUTIONS INCORPORATED, a corporation organized under the laws of the State of Maryland, and CARTWRIGHT COMMUNICATIONS COMPANY, a corporation organized under the laws of the State of Delaware, jointly and severally (collectively, the "Borrower"), promises to pay to the order of BANK OF AMERICA, N.A., a national banking association, formerly "NationsBank, N.A.," its successors and assigns (the "Lender"), the principal sum of FIFTEEN MILLION DOLLARS ($15,000,000.00) (the "Principal Sum"), or so much thereof as have been or may be advanced to, or for, the account of the Borrower pursuant to the terms and conditions of the Financing Agreement (as hereinafter defined) as "AutoBorrow Advances" (as that term is defined in the Financing Agreement) and "Other Advances" (as that term is defined in the Financing Agreement), together with interest thereon at the rate or rates hereinafter provided, in accordance with the following;

      1. INTEREST. Until repayment in full of all sums due hereunder, the unpaid Principal sum shall bear interest from the date hereof until paid at the Revolving Loan Rate as defined and set forth in the Financing Agreement for AutoBorrow Advances (as defined in the Financing Agreement) and Other Advances (as defined in the Financing Agreement), as the case may be. All interest payable under the terms of this Note shall be calculated on the basis of a 360-day year and the actual number of days elapsed.

      2. PAYMENTS. Accrued interest on the unpaid Principal Sum hereunder shall be due and payable at the times set forth in the Financing Agreement and additionally, for the AutoBorrow Advances (as defined in the Financing Agreement), also at the times set forth in the AutoBorrow Service Agreement (as defined in the Financing Agreement), up to and including maturity (whether by acceleration, declaration, extension or otherwise).

The fact that the balance hereunder may be reduced to zero from time to time pursuant to the Financing Agreement and also, for the AutoBorrow Advances (as defined in the Financing Agreement) only, under the AutoBorrow Service Agreement (as defined in the Financing Agreement), will not affect the continuing validity of this Note or the Financing Agreement, and the balance may be increased to the Principal Sum after any such reduction to zero.

Unless sooner paid, the entire unpaid Principal Sum, together with all interest accrued and unpaid thereon, shall be due and payable in full on September 30, 2002.

      DEFAULT INTEREST. Upon the occurrence of an Event of Default (as hereinafter defined), the unpaid Principal Sum shall bear interest thereafter at a rate of interest equal to the Post-Default Rate (as defined in the Financing Agreement).

      LATE CHARGES. If the Borrower shall fail to make any payment under the terms of this Note within fifteen (15) days after the date such payment is due, the Borrower shall pay to the


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Lender on demand a late charge equal to five percent (5%) of such payment.

      APPLICATION AN PLACE OF PAYMENTS. All payments including permitted prepayments made on account of this Note shall be applied first to the payment of any late charge, second to the payment of any Early Termination Fees (as defined in the Financing Agreement), if any, due hereunder or under the Financing Agreement, third to the payment of any unpaid and accrued Enforcement Costs (as defined in the Financing Agreement), if any, fourth to the payment of accrued and past due interest, fifth, to the payment of all current due and unpaid amounts hereunder and the remainder, if any, shall be applied to the unpaid Principal Sum. All payments on account of this Note shall be paid in lawful money of the United States of America in immediately available funds during regular business hours of the Lender at its office at 10 Light Street, Baltimore, Maryland, or at such other times and places as the Lender may at any time and from time to time designate in writing to the Borrower.

      6. PREPAYMENT. The Borrower may prepay the Principal Sum in accordance with, and subject to, the terms and conditions of the Financing Agreement.

      7. FINANCING AGREEMENT AND OTHER FINANCING DOCUMENTS. This Note is the "Revolving Credit Note" described in a Financing Agreement by and between the Borrower and the Lender, dated March 31, 1995 (as amended by First Amendment to Financing Agreement dated September 26, 1996, by Second Amendment to Financing Agreement dated February 28, 1997, by Third Amendment to Financing Agreement dated June 13, 1997 (the "Third Amendment"), by Fourth Amendment to Financing Agreement dated the same date as this Note, and as amended, modified, substituted, extended and renewed from time to time, the "Financing Agreement"), and evidences the Borrower's obligations to repay the AutoBorrow Advances (as defined in the Financing Agreement) and Other Advances (as defined in the Financing Agreement) with interest. The indebtedness evidenced by this Note is included within the meaning of the term "Obligations," and this Note is one of the "Financing Documents," as defined in the Financing Agreement. This Note combines, amends and restates the two promissory notes that, in accordance with the terms of the Third Amendment, immediately prior hereto together constituted the "Revolving Credit Note" (as defined in the Third Amendment) and is not intended to and shall not cause a novation with respect to any or all of the Obligations.

      8. EVENTS OF DEFAULT. The occurrence of any one or more of the following events shall constitute an event of default (individually, an "Event of Default" and collectively, the "Events of Default") under the terms of this Note:

         The failure of the Borrower to pay to the Lender when due any and all amounts payable by the Borrower to the Lender under the terms of this Note and, only in the case of periodic payments of interest, such failure continues incurred for a period of ten (10) Business Days (as that term is defined in the Financing Agreement); or The occurrence of event of default (as defined therein) under the terms and conditions of any of the other Financing Documents and such default is not cured within any grace or cure period provided therefor, if any.

      9. REMEDIES. Upon the occurrence of an Event of Default, at the option of the Lender, all amounts payable by the Borrower to the Lender under the terms of this Note shall immediately become due and payable by the Borrower to the Lender without notice to the Borrower or any other person, and the Lender shall have all of the rights, powers, and remedies available under the terms of this Note, any of the other Financing Documents and all applicable laws. The Borrower and all endorsers, guarantors, and other parties who may now or in the future


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be primarily or secondarily liable for the payment of the indebtedness evidenced by this Note hereby severally waive presentment, protest and demand, notice of protest, notice of demand and of dishonor and non-payment of this Note and expressly agree that this Note or any payment hereunder may be extended from time to time without in any way affecting the liability of the Borrower, guarantors and endorsers.

      10. MANDATORY ARBITRATION. Any controversy or claim between or among the Borrower and the Lender including but not limited to those arising out of or relating to this Note or any related agreements or instruments, including any claim based on or arising from an alleged tort, shall be determined by binding arbitration in accordance with the Federal Arbitration Act (or if not applicable, the applicable state law), as promulgated from to time, by the Rules of Practice and Procedure for the Arbitration of Commercial Disputes of Judicial Arbitration and Mediation Services, Inc. predecessor in interest to Endispute, Inc, doing business an "J.A.M.S./Endispute", and the "Special Rules" set forth below. In the event of any inconsistency, the Special Rules shall control. Judgment upon any arbitration award may be entered in any court having jurisdiction. Any party to this Note may bring an action, including a summary or expedited proceeding, to compel arbitration of any controversy or claim to which this Note applies in any court having jurisdiction over such action.

           (a) SPECIAL RULES. The arbitration shall be conducted in the City of Baltimore, Maryland and administered by J.A.M.S./Endispute who will appoint an arbitrator; if J.A.M.S./Endispute is unable or legally precluded from administering the arbitration, then the American Arbitration Association will serve. All arbitration hearings will be commenced within 90 days of the demand for arbitration; further, the arbitrator shall only, upon a showing of cause, be permitted to extend the commencement of such hearing for up to an additional 60 days.

           (b) RESERVATIONS OF RIGHTS. Nothing in this Note shall be deemed to
(i) limit the applicability of any otherwise applicable statutes of limitation or repose and any waivers contained in this Note or (ii) be a waiver by the Lender of the protection afforded to it by 12 U.S.C. Sec. 91 or any substantially equivalent state law; or (iii) limit the right of the Lender (A) to exercise self help remedies such as (but not limited to) setoff, or (B) to foreclose against any real or personal property collateral, or (C) to obtain from a court provisional or ancillary remedies such as (but not limited to) injunctive relief or the appointment of a receiver. The Lender may exercise such self help rights, foreclose upon such property, or obtain such provisional or ancillary remedies before, during or after the pendency of any arbitration proceeding brought pursuant to this Note. At the Lender's option, foreclosure under a deed of trust or mortgage may be accomplished by any of the following: the exercise of a power of sale under the deed of trust or mortgage, or by judicial sale under the deed of trust or mortgage, or by judicial foreclosure. Neither the exercise of self help remedies nor the institution or maintenance of an action for foreclosure or provisional or ancillary remedies shall constitute a waiver of the right of any party, including the claimant in any such action, to arbitrate the merits of the controversy or claim occasioning resort to such remedies.

      11. EXPENSES. The Borrower promises to pay to the Lender an demand by the Lender all actual reasonable costs and expenses incurred by the Lender in connection with the collection and enforcement of this Note, including, without limitation, all reasonable attorneys, fees and expenses and all court costs.


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      12. NOTICES. All notices, requests and demands hereunder shall be deemed to have been given or made if made or given in the manner provided in Section
7.1 of the Financing Agreement.

      13. MISCELLANEOUS. Each right, power, and remedy of the Lender as provided for in this Note or any of the other Financing Documents, or now or hereafter existing under any applicable law or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power, or remedy provided for in this Note or any of the other Financing Documents or now or hereafter existing under any applicable law, and the exercise or beginning of the exercise by the Lender of any one or more of such rights, powers, or remedies shall not preclude the simultaneous or later exercise by the Lender of any or all such other rights, powers, or remedies. No failure or delay by the Lender to insist upon the strict performance of any term, condition, covenant, or agreement of this Note or any of the other Financing Documents or to exercise any right, power, or remedy consequent upon a breach thereof, shall constitute a waiver of any such term, condition, covenant, or agreement or of any such breach, or preclude the Lender from exercising any such right, power, or remedy at a later time or times. By accepting payment after the due date of any amount payable under the terms of this Note, the Lender shall not be deemed to waive the right either to require prompt payment when due of all other amounts payable under the terms of this Note or to declare an Event of Default for the failure to effect such prompt payment of any such other amount. No course of dealing or conduct shall be effective to amend, modify, waive, release, or change any provisions of this Note.

      14. PARTIAL INVALIDITY. In the event any provision of this Note (or any part of any provision) is held by a court of competent jurisdiction to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision (or remaining part of the affected provision) of this Note; but this Note shall be construed as if such invalid, illegal, or unenforceable provision (or part thereof) had not been contained in this Note, but only to the extent it is invalid, illegal, or unenforceable.

      15. CAPTIONS. The captions herein set forth are for convenience only and shall not be deemed to define, limit, or describe the scope or intent of this Note.

      16. GOVERNING LAW. WITHOUT IN ANY WAY LIMITING ANY ADDITIONAL RIGHTS AND REMEDIES WHICH THE LENDER MAY HAVE UNDER THE LAWS OF ANY OTHER JURISDICTION, THIS NOTE IS TO BE GOVERNZD BY, CONSTRUED UNDER AND ENFORCED ACCORDING TO THE LAWS OF THE STATE OF MARYLAND WITH THE SAME FORCE AND EFFECT AS IF THIS NOTE HAD BEEN EXECUTED, DELIVERED, ADMINISTERED AND REPAID SOLELY WITHIN MARYLAND.

       17. CONSENT TO JURISDICTION. The Borrower irrevocably submits to the jurisdiction of any state or federal court sitting in the State of Maryland over any suit, action, or proceeding arising out of or relating to this Note. The Borrower irrevocably waives, to the fullest extent permitted by law, any objection that the Borrower may now or hereafter have to the laying of venue of any such suit, action, or proceeding brought in any such court and any claim that any such suit, action, or proceeding brought in any such court has been brought in an inconvenient forum. Final judgment in any such suit, action, or proceeding brought in any such court shall be conclusive and binding upon the Borrower and may be enforced in any court in which the Borrower is subject to jurisdiction by a suit upon such judgment provided that service of process is effected upon the Borrower as provided in this Note or as otherwise permitted by applicable law.

      18. SERVICE OF PROCESS. The Borrower hereby consents to process being served in any suit, action, or


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proceeding instituted in connection with this Note by the mailing of a copy thereof by certified mail, postage prepaid, return receipt requested, to the Borrower. The Borrower irrevocably agrees that such service shall be deemed to be service of process upon the Borrower in any such suit, action, or proceeding upon the date which is four (4) days after the sending thereof. Nothing in this Section shall affect the right of the Lender to serve process in any manner otherwise permitted by law and nothing in this Section will limit the right of the Lender otherwise to bring proceedings against the Borrower in the courts of any jurisdiction or jurisdictions.

      19. WAIVER OF TRIAL BY JURY. THE BORROWER AND THE LENDER HEREBY WAIVE TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO WHICH THE BORROWER AND THE LENDER MAY BE PARTIES, ARISING OUT OF OR IN ANY WAY PERTAINING TO (A) THIS NOTE OR (B) THE FINANCING DOCUMENTS. IT IS AGREED AND UNDERSTOOD THAT THIS WAIVER CONSTITUTES A WAIVER OF TRIAL BY JURY OF ALL CLAIMS AGAINST ALL PARTIES TO SUCH ACTIONS OR PROCEEDINGS, INCLUDING CLAIMS AGAINST PARTIES WHO ARE NOT PARTIES TO THIS NOTE.

This waiver is knowingly, willingly and voluntarily made by the Borrower and the Lender, and the Borrower hereby represents that no representations of fact or opinion have been made by any individual to induce this waiver of trial by jury or to in any way modify or nullify its effect. The Borrower further represents that it has been represented in the signing of this Note and in the making of this waiver by independent legal counsel, selected of its own free will, and that it has had the opportunity to discuss this waiver with counsel.

      20. INTEREST RATE NOT TO EXCEED APPLICABLE LAWS. The interest rate or rates required by this Note, the Financing Agreement or any of the other Financing Documents shall not exceed the maximum rate permissible under applicable laws, and any amounts paid in excess of such rate or rates shall be applied to reduce the unpaid balance of the Principal Sum or shall be refunded to the Borrower at the option of the Lender.

IN WITNESS WHEREOF, the Borrower has executed and delivered this Note under seal as of the day and year first written above.

WITNESS:                          TESSCO TECHNOLOGIES INCORPORATED

/S/ David M. Young                      By:/s/ Robert B. Barnhill         (Seal)
-----------------------                    -------------------------------
                                  Robert B. Barnhill, Jr.
                                  President and Chief Executive Officer

WITNESS:                          TESSCO COMMUNICATIONS INCORPORATED

/s/ David M. Young                      By:/s/ Robert B. Barnhill         (Seal)
-----------------------                    -------------------------------
                                  Robert B. Barnhill, Jr.
                                  President and Chief Executive Officer

WITNESS:                          TESSCO INCORPORATED

/s/ David M. Young                      By:  /s/ Robert B. Barnhill       (Seal)
-----------------------                    -------------------------------
                                  Robert B. Barnhill, Jr.
                                  President and Chief Executive Officer


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WITNESS:                          TESSCO FINANCIAL CORPORATION

/s/ David M. Young                       By:/s/ Robert B. Barnhill        (Seal)
-----------------------                    -------------------------------
                                  Robert B. Barnhill, Jr.
                                  President and Chief Executive Officer

WITNESS:                                    NATIONAL AIRTIME CORPORATION

/s/ David M. Young                      By:/s/ Robert B. Barnhill         (Seal)
-----------------------                    -------------------------------
                                  Robert B. Barnhill, Jr.
                                  President and Chief Executive Officer

WITNESS:                                    WIRELESS SOLUTIONS INCORPORATED

/s/ David M. Young                      By:/s/ Robert B. Barnhill         (Seal)
-----------------------                    -------------------------------
                                  Robert B. Barnhill, Jr.
                                  President and Chief Executive Officer

WITNESS:                          CARTWRIGHT COMMUNICATIONS COMPANY

/s/ David M. Young                     By:/s/ Robert B. Barnhill          (Seal)
-----------------------                    -------------------------------
                                  Robert B. Barnhill, Jr.
                                  President and Chief Executive Officer